April 6, 2007

PFS Investments Inc.
3120 Breckinridge Blvd.
Duluth, Georgia 30099-0001
Re:	Distribution Agreement

Ladies and Gentlemen:
         Reference is made to the Distribution Agreements (each, as amended to date, an "Agreement" and, collectively, the "Agreements"), by and between each investment management company identified as an "Old Fund" on Exhibit A hereto (each, an "Investment Company" and, collectively, the "Investment Companies"), with respect to one or more of its series, if any, identified as an "Old Portfolio" on Exhibit A hereto (each, a "Portfolio" and, collectively, the "Portfolios"), and PFS Investments Inc.
         In connection with a restructuring of the complex of which the Investment Companies and Portfolios are a part, as of the close of business on April 13, 2007 or April 27, 2007, as indicated on Exhibit A hereto (each, a "Closing Date"), many of the Investment Companies and Portfolios will be reorganized as set forth on Exhibit A hereto. Additionally, as indicated on Exhibit A hereto, several the Investment Companies and Portfolios shall cease operations following fund combinations as of the close of business on April 27, 2007 (the "Termination Date").
         On each applicable Closing Date, (i) each management company identified as a "New Fund" shall become the "Investment Company" party to the applicable Agreement and shall assume all of the rights and obligations under such Agreement of the corresponding Old Fund with respect to each applicable Old Portfolio (or, if such Old Fund has no Old Portfolios, with respect to the Old Fund itself), (ii) each such New Portfolio shall be deemed a "Fund" within the meaning of the applicable Agreement and the shares for such New Portfolio shall be deemed "Shares" within the meaning of the Agreement, (iii) each Old Fund shall cease to be a party to the applicable Agreement and shall have no rights or obligations thereunder, and (iv) each corresponding Old Portfolio shall cease be deemed to be a "Fund" under the applicable Agreement and shares for such Old Portfolio shall cease to be "Shares" within the meaning of the Agreement.
         As of the Termination Date, (i) each Old Fund indicated on
Exhibit A hereto as terminating operations, or as having all of its Old Portfolios terminating operations, shall cease to be deemed the "Investment Company" under the applicable Agreement and shall have no further rights or obligations under the Agreement by virtue of all of its Old Portfolios (or, if such Old Fund has no Old Portfolios, the Old Fund itself) having ceased operations in connection with a fund combination, and (ii) each Old Portfolio indicated on Exhibit A hereto as terminating operations shall cease to be deemed a "Fund" under the applicable Agreement and shares for such Old Portfolio shall cease to be "Shares" within the meaning of the Agreement by virtue of the Old Portfolio having ceased operations in connection with a fund combination.
         Except to the extent expressly set forth herein, this letter shall not be deemed to otherwise amend or modify any term of any of the Agreements.
         Please sign below to evidence your consent and agreement to the above.

EACH MANAGEMENT INVESTMENT COMPANY IDENTIFIED ON
EXHIBIT A HERETO AS AN "OLD FUND"
OR A "NEW FUND"

By:
Name:
Title:

Consented and Agreed to:

PFS INVESTMENTS INC.


By:
Name:
Title:



Exhibit A

INVESTMENT COMPANIES AND PORTFOLIOS
INVOLVED IN RESTRUCTURINGS
OR FUND COMBINATIONS

Old Fund
Old Portfolio
Restructuring
, Fund
Combination
or Other
Cessation of
Operations
New Fund
New Portfolio
Closing Date
or Termination
Date
(as
applicable)






Legg Mason Partners
Aggressive Growth Fund,
Inc. (f/k/a Smith Barney
Aggressive Growth Fund
Inc.)
n/a
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Aggressive Growth Fund
4/13/07
Legg Mason Partners
Lifestyle Series, Inc.
(f/k/a Smith Barney
Allocation Series Inc.)
Legg Mason Partners
Lifestyle Allocation 50%
(f/k/a Balanced Portfolio)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle Allocation 50%
4/13/07

Legg Mason Partners
Lifestyle Allocation 30%
(f/k/a Conservative
Portfolio)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle Allocation 30%
4/13/07

Legg Mason Partners
Lifestyle Allocation 70%
(f/k/a Growth Portfolio)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle Allocation 70%
4/13/07

Legg Mason Partners
Lifestyle Allocation 85%
(f/k/a High Growth
Portfolio)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle Allocation 85%
4/13/07

Legg Mason Partners
Lifestyle Allocation 100%
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle Allocation
100%
4/13/07

Legg Mason Partners
Lifestyle Income Fund
(f/k/a Income Portfolio)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle Income Fund
4/13/07

Legg Mason Partners
Variable Lifestyle
Allocation 50% (f/k/a
Select Balanced Portfolio)
Restructuring
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Lifestyle
Allocation 50%
4/27/07

Legg Mason Partners
Variable Lifestyle
Allocation 70% (f/k/a
Select Growth Portfolio)
Restructuring
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Lifestyle
Allocation 70%
4/27/07

Legg Mason Partners
Variable Lifestyle
Allocation 85% (f/k/a
Select High Growth
Portfolio)
Restructuring
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Lifestyle
Allocation 85%
4/27/07
Legg Mason Partners
Appreciation Fund, Inc.
(f/k/a Smith Barney
Appreciation Fund Inc.)

n/a
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Appreciation Fund
4/13/07
Legg Mason Partners
California Municipals
Fund, Inc. (f/k/a Smith
Barney California
Municipals Fund Inc.)
n/a
Restructuring
Legg Mason Partners
Income Trust
Legg Mason Partners
California Municipals
Fund
4/13/07
Legg Mason Partners Equity
Funds (f/k/a Smith Barney
Equity Funds)
Legg Mason Partners Social
Awareness Fund (f/k/a
Smith Barney Social
Awareness Fund)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Social Awareness Fund
4/13/07
Legg Mason Partners
Fundamental Value Fund,
Inc. (f/k/a Smith Barney
Fundamental Value Fund
Inc.)
n/a
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Fundamental Value Fund
4/13/07
Legg Mason Partners Income
Funds (f/k/a Smith Barney
Income Funds)
Legg Mason Partners
Diversified Strategic
Income Fund (f/k/a Smith
Barney Diversified
Strategic Income Fund)
Restructuring
Legg Mason Partners
Income Trust
Legg Mason Partners
Diversified Strategic
Income Fund
4/13/07

Legg Mason Partners
Capital and Income Fund
(f/k/a SB Capital and
Income Fund)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Capital and Income Fund
4/13/07
Legg Mason Partners
Investment Funds, Inc.
(f/k/a Smith Barney
Investment Funds Inc.)
Legg Mason Partners
Investment Grade Bond Fund
(f/k/a Smith Barney
Investment Grade Bond
Fund)
Restructuring
Legg Mason Partners
Income Trust
Legg Mason Partners
Investment Grade Bond
Fund
4/13/07

Legg Mason Partners
Multiple Discipline Funds
All Cap Growth and Value
(f/k/a Smith Barney
Multiple Discipline Funds-
All Cap Growth and Value
Fund)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners All
Cap Fund

4/13/07

Legg Mason Partners
Government Securities Fund
(f/k/a Smith Barney
Government Securities
Fund)
Restructuring
Legg Mason Partners
Income Trust
Legg Mason Partners
Government Securities
Fund
4/13/07

Legg Mason Partners Small
Cap Value Fund (f/k/a
Smith Barney Small Cap
Value Fund)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Small Cap Value Fund

4/13/07
Legg Mason Partners
Investment Series (f/k/a
Smith Barney Investment
Series)
Legg Mason Partners
Dividend Strategy Fund
(f/k/a Smith Barney
Dividend Strategy Fund)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Dividend Strategy Fund
4/13/07

Legg Mason Partners
Variable Premier
Selections All Cap Growth
Portfolio (f/k/a Smith
Barney Premier Selections
All Cap Growth Portfolio)
Combination

(acquired by
Legg Mason
Partners
Variable
Aggressive
Growth
Portfolio)
n/a
n/a
4/27/07

Legg Mason Partners
Variable Government
Portfolio (f/k/a SB
Government Portfolio)
Restructuring
Legg Mason Partners
Variable Income Trust
Legg Mason Partners
Variable Government
Portfolio
4/27/07

Legg Mason Partners
Variable Dividend Strategy
Portfolio (f/k/a Smith
Barney Dividend Strategy
Portfolio)
Restructuring
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Dividend
Strategy Portfolio
4/27/07
Legg Mason Partners
Investment Trust (f/k/a
Smith Barney Investment
Trust)
Legg Mason Partners Large
Cap Growth Fund (f/k/a
Smith Barney Large
Capitalization Growth
Fund)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Large Cap Growth Fund
4/13/07

Legg Mason Partners Mid
Cap Core Fund (f/k/a Smith
Barney Mid Cap Core Fund)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners Mid
Cap Core Fund
4/13/07
Legg Mason Partners
Managed Municipals Fund,
Inc. (f/k/a Smith Barney
Managed Municipals Fund
Inc.)
n/a
Restructuring
Legg Mason Partners
Income Trust
Legg Mason Partners
Managed Municipals Fund
4/13/07
Smith Barney Money Funds,
Inc.
Cash Portfolio
Restructuring
Legg Mason Partners Money
Market Trust
Western Asset Money
Market Fund
4/13/07

Government Portfolio
Restructuring
Legg Mason Partners Money
Market Trust
Western Asset Government
Money Market Fund
4/13/07
Legg Mason Partners
Variable Portfolios IV
(f/k/a Smith Barney
Multiple Discipline Trust)
Legg Mason Partners
Variable Multiple
Discipline Portfolio-All
Cap Growth and Value
(f/k/a Multiple Discipline
Portfolio)
Restructuring
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Multiple
Discipline Portfolio-All
Cap Growth and Value
4/27/07

Legg Mason Partners
Variable Multiple
Discipline Portfolio-Large
Cap Growth and Value
(f/k/a Multiple Discipline
Portfolio)
Restructuring
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Multiple
Discipline Portfolio-
Large Cap Growth and
Value
4/27/07

Legg Mason Partners
Variable Multiple
Discipline Portfolio-
Global All Cap Growth and
Value (f/k/a Multiple
Discipline Portfolio)
Restructuring
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Multiple
Discipline Portfolio-
Global All Cap Growth
and Value
4/27/07

Legg Mason Partners
Variable Multiple
Discipline Portfolio-
Balanced All Cap Growth
and Value (f/k/a Multiple
Discipline Portfolio)
Restructuring
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Capital and
Income Portfolio
4/27/07
Smith Barney Municipal
Money Market Fund, Inc.
n/a
Restructuring
Legg Mason Partners Money
Market Trust
Western Asset Municipal
Money Market Fund
4/13/07
Legg Mason Partners
Municipal Funds (f/k/a
Smith Barney Muni Funds)
Legg Mason Partners New
York Municipals Fund
(f/k/a New York Portfolio)
Restructuring
Legg Mason Partners
Income Trust
Legg Mason Partners New
York Municipals Fund
4/13/07
Legg Mason Partners Sector
Series, Inc. (f/k/a Smith
Barney Sector Series Inc.)
Legg Mason Partners
Financial Services Fund
(f/k/a Smith Barney
Financial Services Fund)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Financial Services Fund
4/13/07
Legg Mason Partners World
Funds, Inc. (f/k/a Smith
Barney World Funds)
Legg Mason Partners
International All Cap
Opportunity Fund (f/k/a
International All Cap
Growth Portfolio)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
International All Cap
Opportunity Fund
4/13/07
Legg Mason Partners
Variable Portfolios II
(f/k/a Greenwich Street
Series Fund)
Legg Mason Partners
Variable Appreciation
Portfolio (f/k/a
Appreciation Portfolio)
Restructuring
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Appreciation
Portfolio
4/27/07

Legg Mason Partners
Variable Capital and
Income Portfolio (f/k/a
Capital and Income
Portfolio)
Combination

(acquired by
Legg Mason
Partners
Variable
Multiple
Discipline
Portfolio-
Balanced All
Cap Growth
and Value)
n/a
n/a
4/27/07

Legg Mason Partners
Variable Aggressive Growth
Portfolio (f/k/a Salomon
Brothers Variable
Aggressive Growth Fund)
Combination

(acquired by
Legg Mason
Partners
Variable
Aggressive
Growth
Portfolio)
n/a
n/a
4/27/07

Legg Mason Partners
Variable Equity Index
Portfolio (f/k/a Equity
Index Portfolio)
Restructuring
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Equity Index
Portfolio
4/27/07

Legg Mason Partners
Variable Growth and Income
Portfolio (f/k/a Salomon
Brothers Variable Growth &
Income Fund)
Combination

(acquired by
Legg Mason
Partners
Variable
Appreciation
Portfolio)
n/a
n/a
4/27/07

Legg Mason Partners
Variable Fundamental Value
Portfolio (f/k/a
Fundamental Value
Portfolio)
Restructuring
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Fundamental
Value Portfolio
4/27/07
Legg Mason Partners
Variable Portfolios III,
Inc. (f/k/a Travelers
Series Fund Inc. )

Legg Mason Partners
Variable High Income
Portfolio (f/k/a Smith
Barney High Income
Portfolio)
Restructuring
Legg Mason Partners
Variable Income Trust
Legg Mason Partners
Variable High Income
Portfolio
4/27/07

Legg Mason Partners
Variable International All
Cap Growth Portfolio
(f/k/a Smith Barney
International All Cap
Growth Portfolio)
Restructuring
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable International
All Cap Opportunity
Portfolio
4/27/07

Legg Mason Partners
Variable Large Cap Growth
Portfolio (f/k/a Smith
Barney Large
Capitalization Growth
Portfolio)
Restructuring
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Large Cap
Growth Portfolio
4/27/07

Legg Mason Partners
Variable Large Cap Value
Portfolio (f/k/a Smith
Barney Large Cap Value
Portfolio)
Combination

(acquired by
Legg Mason
Partners
Variable
Investors
Portfolio)
n/a
n/a
4/27/07

Legg Mason Partners
Variable Mid Cap Core
Portfolio (f/k/a Smith
Barney Mid Cap Core
Portfolio)
Restructuring
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Mid Cap Core
Portfolio
4/27/07

Legg Mason Partners
Variable Money Market
Portfolio (f/k/a Smith
Barney Money Market
Portfolio)
Restructuring
Legg Mason Partners
Variable Income Trust
Legg Mason Partners
Variable Money Market
Portfolio
4/27/07

Legg Mason Partners
Variable Social Awareness
Stock Portfolio (f/k/a
Social Awareness Stock
Portfolio)
Restructuring
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Social
Awareness Portfolio
4/27/07

Legg Mason Partners
Variable Adjustable Rate
Income Portfolio (f/k/a SB
Adjustable Rate Income
Portfolio)
Restructuring
Legg Mason Partners
Variable Income Trust
Legg Mason Partners
Variable Adjustable Rate
Income Portfolio
4/27/07
Legg Mason Partners Series
Funds, Inc. (f/k/a Salomon
Brothers Series Funds
Inc.)
Legg Mason Partners Small
Cap Growth Fund I (f/k/a
Salomon Brothers Small Cap
Growth Fund)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Small Cap Growth Fund
4/13/07
Legg Mason Partners
Variable Portfolios I,
Inc. (f/k/a Salomon
Brothers Variable Series
Funds Inc.)

Legg Mason Partners
Variable Small Cap Growth
Portfolio (f/k/a Salomon
Brothers Variable Small
Cap Growth Fund)
Restructuring
Legg Mason Partners
Variable Equity Trust
Legg Mason Partners
Variable Small Cap
Growth Portfolio
4/27/07
Legg Mason Partners Trust
II (f/k/a Smith Barney
Trust II)

Legg Mason Partners Global
Equity Fund (f/k/a Smith
Barney International Large
Cap Fund)
Restructuring
Legg Mason Partners
Equity Trust
Legg Mason Partners
Global Equity Fund
4/13/07
Legg Mason Partners
Variable Portfolios V
(f/k/a Variable Annuity
Portfolios)

Legg Mason Partners
Variable Small Cap Growth
Opportunities Portfolio
(f/k/a Smith Barney Small
Cap Growth Opportunities
Portfolio)
Combination

(acquired by
Legg Mason
Partners
Variable
Small Cap
Growth
Portfolio)
n/a
n/a
4/27/07